SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 6, 2003

Date of Filing: May 7, 2003

RIGEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29889	94-3248524
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

1180 Veterans Blvd., South San Francisco, CA 94080

(Address of principal executive offices and zip code)

(650) 624-1100

Registrant’s telephone number, including area code:

Item 9.                                   Regulation FD Disclosure

The information contained herein and in the accompanying exhibit is being furnished under both Item 9 and Item 12.

On May 6, 2003, Rigel Pharmaceuticals, Inc. issued a press release announcing financial results for the quarter ended March 31, 2003.  A copy of such press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information is this report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Rigel, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The information furnished in this report, including the exhibit hereto, shall not be deemed to constitute an admission that such information or exhibit is required to be furnished by Regulation FD or that the information or exhibit in this report contains material information that is not otherwise publicly available.

Item 12.                            Results of Operations and Financial Condition

The information contained in Item 9, including the accompanying exhibit, is incorporated by reference and is being furnished under both Item 9 and Item 12.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rigel Pharmaceuticals, Inc.

Dated: May 7, 2003
	By:	/s/ James H. Welch
James H. Welch
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release entitled “Rigel Announces First Quarter 2003 Financial Results,” dated May 6, 2003.